Financial investments	12 Months Ended
Dec. 31, 2023
Financial investments [Abstract]
Financial investments	Financial investments
Consists mainly of investments in LFTs and compulsory reserve deposited in the Brazilian Central Bank in the amount of 3,308,583 as of December 31, 2023 (1,103,299 as of December 31, 2022) with an average return of 100% of the Basic Interest Rate (SELIC, 11.75% per year as of December 31, 2023 and 13.75% per year as of December 31, 2022), invested to comply with certain requirements for authorized payment institutions and to support the operations for financial institutions as set forth by the Brazilian Central Bank regulation. The LFTs was classified at fair value through other comprehensive income and compulsory reserve was amortized cost. Unrealized accumulated loss on LFTs for the year ended December 31, 2023 totaled R$699 (net loss of R$558 for the year ended December 31, 2023).